EXHIBIT 99.1

Apptio Announces Results for the Third Quarter of 2017

Reported Q3 revenue of $47.0 million and strong cash flow

Bellevue, WA (October 30, 2017) - Apptio, Inc. (NASDAQ:APTI), the business management system of record for hybrid IT, today announced results for the quarter ended September 30, 2017.

"In the third quarter, we achieved record revenue of $47.0 million and returned our trailing twelve months subscription net dollar retention to approximately 100%,” said Sunny Gupta, co-founder and CEO, Apptio. “Our value proposition is resonating with companies of all sizes, as is evidenced by our third quarter customer acquisitions, the early success of our new IT Financial Management (ITFM) Foundation offering, and our strong competitive position.”

Third Quarter Financial Summary

•

Subscription revenue was $39.4 million, an increase of 18% from the third quarter of 2016, and comprised 84% of total revenue. Services revenue was $7.6 million, an increase of 4% from the third quarter of 2016. Total revenue was $47.0 million, an increase of 16% from the third quarter of 2016.

•

GAAP gross margin was 70%, a significant improvement from the third quarter of 2016 GAAP gross margin of 66%.  Non-GAAP gross margin improved to 72%, as compared to non-GAAP gross margin of 67% in the third quarter of 2016.

•

GAAP operating margin was negative 11%, improving from GAAP operating margin of negative 17% in the third quarter of 2016. Non-GAAP operating margin improved to negative 2%, as compared to non-GAAP operating margin of negative 11% in the third quarter of 2016.

•

GAAP net loss per basic and diluted share was $0.13 based on 40.1 million weighted average shares outstanding, compared to a GAAP net loss per basic and diluted share of $0.63 based on 13.9 million weighted average shares outstanding in the third quarter of 2016.

•

Non-GAAP net loss per basic and diluted share was $0.02 based on 40.1 million weighted average shares outstanding, compared to a non-GAAP net loss per basic and diluted share of $0.45 based on 13.9 million weighted average shares outstanding in the third quarter of 2016.

•

For the three months ended September 30, 2017, net cash provided by operating activities was $9.1 million as compared to net cash used in operating activities of $0.8 million in the comparable period last year. Free cash flow was $8.5 million, as compared to negative $2.0 million in the three months ended September 30, 2016.

•	Cash, cash equivalents and marketable securities were approximately $135.5 million as of September 30, 2017.

Business Highlights

•

Launched ITFM Foundation to address the specific needs of IT finance professionals. The offering combines the capabilities from our Cost Transparency and IT Planning applications, allowing IT leaders to make informed planning decisions, reduce risk to the business and shift spending toward innovation.

•

Saw continued momentum in the Public sector, as evidenced by recent customer additions and a commitment from the CIO Council, the General Services Administration, and the Office of the Federal CIO to guide agency adoption of TBM.

•	We are excited about the TBM Conference beginning on November 6 in Las Vegas. We expect over 1,000 technology and finance leaders to attend.

Financial Outlook

Apptio provides guidance based on current market conditions and expectations and actual results may differ materially. Please refer to the company’s comments below regarding Forward Looking Statements. Apptio is initiating guidance for the fourth quarter ending December 31, 2017 and for the full year 2017 as follows:

Fourth quarter of 2017:

•	Total revenue is expected to be in the range of $49.5 to $50.0 million
•	Non-GAAP operating loss between $3.5 and $4.0 million

Full year 2017:

•	Total revenue is expected to be in the range of $185.7 and $186.2 million
•	Non-GAAP operating loss between $10.9 and $11.4 million

All forward-looking non-GAAP financial measures contained in this section titled "Financial Outlook" exclude the effects of stock-based compensation expense.

Conference Call Information

Apptio plans to host a conference call today to discuss the results. The call is scheduled to begin at 2:00 p.m. PT/ 5:00 p.m. ET and can be accessed by dialing 844-233-0116 (passcode: 95458380), or if outside North America, by dialing 574-990-1011 (passcode: 95458380). Individuals may also access the live teleconference from the investor relations section of the Apptio website at investors.apptio.com. A replay will be available following completion of the live broadcast.

About Apptio
Apptio (NASDAQ: APTI) is the business management system of record for hybrid IT. We transform the way IT runs its business and makes decisions. With our cloud-based applications, IT leaders manage, plan and optimize their technology investments across on-premises and cloud. With Apptio, IT leaders become strategic partners to the business by demonstrating the value of IT investments, accelerate innovation and shift their technology investments from running the business to digital innovation. Hundreds of customers choose Apptio as their business system of record for hybrid IT. For more information, please visit www.Apptio.com.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our strategy, prospects, customer demand, application adoption and our financial outlook for the fourth quarter of, and full year, 2017. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, without limitation, the Form 10-Q filed with the SEC on August 3, 2017.  All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we use the following non-GAAP financial measures: non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss per basic and diluted share, and free cash flow. In computing these measures, with the exception of free cash flow, we exclude the effects of stock-based compensation expense. We define free cash flow as net cash used in operating activities, less the purchases of property and equipment. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Results of Operations GAAP to Non-GAAP Reconciliation" included at the end of this release. We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because such items that impact these measures are not within our control or cannot be reasonably predicted.

Apptio, Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016

Revenue
Subscription	$39,426	$33,314	$112,860	$94,995
Professional services	7,570	7,313	23,292	21,254
Total revenue	46,996	40,627	136,152	116,249
Cost of revenue
Subscription	7,167	6,921	22,269	19,960
Professional services	6,763	7,068	21,599	19,780
Total cost of revenue	13,930	13,989	43,868	39,740
Gross profit	33,066	26,638	92,284	76,509
Operating expenses
Research and development	10,139	9,015	30,060	26,072
Sales and marketing	20,863	18,300	60,983	54,256
General and administrative	7,188	6,285	20,342	16,969
Total operating expenses	38,190	33,600	111,385	97,297
Loss from operations	(5,124)	(6,962)	(19,101)	(20,788)
Other income (expense)
Interest income (expense) and other, net	311	(1,312)	811	(1,746)
Foreign exchange gain (loss)	105	(367)	173	(774)
Loss before provision for income taxes	(4,708)	(8,641)	(18,117)	(23,308)
Provision for income taxes	(463)	(114)	(614)	(328)
Net loss	$(5,171)	$(8,755)	$(18,731)	$(23,636)
Net loss per share attributable to common stockholders, basic and diluted	$(0.13)	$(0.63)	$(0.48)	$(1.78)
Weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	40,120	13,884	39,240	13,307

Apptio, Inc.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	September 30,	December 31,
	2017	2016
Assets
Current assets
Cash and cash equivalents	$29,279	$42,007
Short-term investments	106,249	36,741
Accounts receivable, net of allowance for doubtful accounts
of $305 and $122	46,136	58,587
Prepaid expenses and other current assets	5,530	5,440
Total current assets	187,194	142,775
Long-term assets
Property and equipment, net of accumulated depreciation
of $20,982 and $17,091	11,168	12,827
Long-term investments	--	38,446
Other long-term assets	944	734
Total assets	$199,306	$194,782
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$3,995	$3,574
Accrued payroll and other expenses	14,568	14,073
Deferred revenue	96,609	97,885
Deferred rent	868	799
Capital leases	27	43
Total current liabilities	116,067	116,374
Long-term liabilities
Deferred revenue, net of current portion	3,602	2,254
Deferred rent, net of current portion	3,709	4,360
Capital leases, net of current portion	31	51
Asset retirement obligation	194	175
Total liabilities	123,603	123,214

Stockholders’ equity
Class A and Class B Common stock	4	4
Additional paid-in capital	294,848	271,982
Accumulated other comprehensive loss	(94)	(94)
Accumulated deficit	(219,055)	(200,324)
Total stockholders’ equity	75,703	71,568
Total liabilities and stockholders' equity	$199,306	$194,782

Apptio, Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Cash flows from operating activities
Net loss	$(5,171)	$(8,755)	$(18,731)	$(23,636)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Depreciation and amortization	1,575	1,502	4,657	4,487
Amortization of premiums on investments	5	5	59	20
Loss on disposal of property and equipment	11	1	7	26
Stock-based compensation	4,357	2,487	11,667	6,902
Accretion of expense on line of credit fees	--	55	18	127
Loss on extinguishment of debt	--	722	--	722
Remeasurement of preferred stock warrant liability	--	210	--	202
Foreign exchange gain	(105)	--	(173)	--
Change in operating assets and liabilities
Accounts receivable	4,696	1,759	12,026	10,302
Prepaid expenses and other assets	1,779	101	3,260	(660)
Accounts payable	(402)	173	635	1,648
Accrued expenses	(298)	(500)	(2,025)	(2,442)
Deferred revenue	2,892	1,576	72	535
Deferred rent	(198)	(115)	(596)	(421)
Net cash provided by (used in) operating activities	9,141	(779)	10,876	(2,188)
Cash flows from investing activities
Purchases of property and equipment	(601)	(1,198)	(2,837)	(3,518)
Proceeds from sale of equipment	2	--	11	--
Proceeds from maturities of investments	15,375	--	35,075	6,245
Purchases of investments	(37,298)	(10,826)	(66,196)	(10,826)
Payment of security deposits	6	9	(23)	(43)
Net cash used in investing activities	(22,516)	(12,015)	(33,970)	(8,142)
Cash flows from financing activities
Proceeds from exercise of common stock options	3,453	489	8,948	1,000
Proceeds from purchases of stock under employee stock purchase plan	--	--	2,251	--
Proceeds from initial public offering	--	102,672	--	102,672
Payment of initial public offering costs	--	(356)	(243)	(574)
Proceeds from long-term debt	--	--	--	20,000
Principal payments on long-term debt	--	(20,000)	--	(20,000)
Payment of debt prepayment fees	--	(200)	--	(200)
Principal payments on capital lease obligations	(11)	(10)	(32)	(33)
Payment of capitalized loan fees	--	(12)	--	(248)
Net cash provided by financing activities	3,442	82,583	10,924	102,617
Foreign currency effect on cash, cash equivalents and restricted cash	(622)	(129)	(558)	(331)
Net (decrease) increase in cash, cash equivalents and restricted cash	(10,555)	69,660	(12,728)	91,956
Cash, cash equivalents and restricted cash
Beginning of period	39,834	42,052	42,007	19,756
End of period	$29,279	$111,712	$29,279	$111,712

Apptio, Inc.

Results of Operations GAAP to Non-GAAP Reconciliation

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Revenue
Subscription	$39,426	$33,314	$112,860	$94,995
Professional services	7,570	7,313	23,292	21,254
Total revenue	46,996	40,627	136,152	116,249

Cost of revenue reconciliation:
GAAP subscription	7,167	6,921	22,269	19,960
Non-GAAP adjustment:
Stock-based compensation	(330)	(232)	(927)	(564)
Non-GAAP subscription cost of revenue	6,837	6,689	21,342	19,396

GAAP professional services	6,763	7,068	21,599	19,780
Non-GAAP adjustment:
Stock-based compensation	(294)	(190)	(842)	(557)
Non-GAAP professional services cost of revenue	$6,469	$6,878	$20,757	$19,223

Gross profit and gross margin reconciliation:
GAAP subscription gross profit	$32,259	$26,393	$90,591	$75,035
Non-GAAP adjustment:
Stock-based compensation	330	232	927	564
Non-GAAP subscription gross profit	32,589	26,625	91,518	75,599
GAAP subscription gross margin	81.8%	79.2%	80.3%	79.0%
Non-GAAP subscription gross margin	82.7%	79.9%	81.1%	79.6%

GAAP professional services gross profit	807	245	1,693	1,474
Non-GAAP adjustment:
Stock-based compensation	294	190	842	557
Non-GAAP professional services gross profit	1,101	435	2,535	2,031
GAAP professional services gross margin	10.7%	3.4%	7.3%	6.9%
Non-GAAP professional services gross margin	14.5%	5.9%	10.9%	9.6%

GAAP gross profit	33,066	26,638	92,284	76,509
Non-GAAP adjustment:
Stock-based compensation	624	422	1,769	1,121
Non-GAAP gross profit	$33,690	$27,060	$94,053	$77,630
GAAP gross margin	70.4%	65.6%	67.8%	65.8%
Non-GAAP gross margin	71.7%	66.6%	69.1%	66.8%

Operating expenses reconciliation:
GAAP research and development	$10,139	$9,015	$30,060	$26,072
Non-GAAP adjustment:
Stock-based compensation	(1,179)	(698)	(3,332)	(1,965)
Non-GAAP research and development	8,960	8,317	26,728	24,107
As a % of total revenue, non-GAAP	19.1%	20.5%	19.6%	20.7%

GAAP sales and marketing	20,863	18,300	60,983	54,256
Non-GAAP adjustment:
Stock-based compensation	(1,239)	(735)	(3,316)	(2,176)
Non-GAAP sales and marketing	19,624	17,565	57,667	52,080
As a % of total revenue, non-GAAP	41.8%	43.2%	42.4%	44.8%

GAAP General and administrative	7,188	6,285	20,342	16,969
Non-GAAP adjustment:
Stock-based compensation	(1,315)	(632)	(3,250)	(1,640)
Non-GAAP general and administrative	5,873	5,653	17,092	15,329
As a % of total revenue, non-GAAP	12.5%	13.9%	12.6%	13.2%

Loss from operations reconciliation:
GAAP loss from operations	(5,124)	(6,962)	(19,101)	(20,788)
Non-GAAP adjustment:
Stock-based compensation	4,357	2,487	11,667	6,902
Non-GAAP loss from operations	$(767)	$(4,475)	$(7,434)	$(13,886)
Loss from operations as a percentage of revenue:
GAAP loss from operations	(10.9%)	(17.1%)	(14.0%)	(17.9%)
Non-GAAP loss from operations	(1.6%)	(11.0%)	(5.5%)	(11.9%)

Net loss reconciliation:
GAAP	$(5,171)	$(8,755)	$(18,731)	$(23,636)
Non-GAAP adjustment:
Stock-based compensation	4,357	2,487	11,667	6,902
Non-GAAP Net loss	$(814)	$(6,268)	$(7,064)	$(16,734)

Basic and diluted net loss per share
reconciliation:
GAAP	$(0.13)	$(0.63)	$(0.48)	$(1.78)
Non-GAAP	$(0.02)	$(0.45)	$(0.18)	$(1.26)

Shares used to compute basic and diluted GAAP
and Non-GAAP net loss per share	40,120	13,884	39,240	13,307

Apptio, Inc.

Free Cash Flow Non-GAAP Reconciliation

(In thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016

Net cash provided by (used in) operating activities	$9,141	$(779)	$10,876	$(2,188)
Less: purchases of property and equipment	(601)	(1,198)	(2,837)	(3,518)
Free cash flow	$8,540	$(1,977)	$8,039	$(5,706)

Apptio, Inc.

Free Cash Flow Non-GAAP Reconciliation

(In thousands)

(Unaudited)

	Three Months Ended				Twelve Months Ended
	December 31,	March 31,	June 30,	September 30,	September 30,
	2016	2017	2017	2017	2017

Net cash (used in) provided by operating activities	$(1,806)	$11,913	$(10,178)	$9,141	$9,070
Less: purchases of property and equipment	(1,884)	(1,545)	(691)	(601)	(4,721)
Free cash flow	$(3,690)	$10,368	$(10,869)	$8,540	$4,349

© 2017 Apptio, Inc. All rights reserved. Apptio and the Apptio logo are registered trademarks of Apptio, Inc. All other brand and product names are trademarks or registered trademarks of their respective holders.

Investor Contact:

Susanna Morgan

(425) 279-6101

ir@apptio.com

Media Contact:

Sarah Vreugdenhil

(425) 279-6097

pr@apptio.com